UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2018

Black Stone Minerals, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-37362	47-1846692
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 2020 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 445-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Black Stone Minerals, L.P. (the “Partnership”) held its 2018 annual meeting of limited partners (the “Annual Meeting”) on June 14, 2018 in Houston, Texas for the following purposes: (1) to elect directors to the board of directors of Black Stone Minerals GP, L.L.C., the Partnership’s general partner (the “General Partner”), each to serve until the 2019 annual meeting of limited partners and thereafter until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, or removal, (2) to ratify the appointment of Ernst & Young LLP as the Partnership’s independent registered public accounting firm for the year ending December 31, 2018, (3) to approve, on a non-binding advisory basis, the compensation of the General Partner’s named executive officers for the fiscal year ended December 31, 2017, and (4) to approve, on a non-binding advisory basis, the preferred frequency of advisory votes on executive compensation. Each of these items is more fully described in the Partnership’s proxy statement filed with the Securities and Exchange Commission on April 27, 2018.

Proposal 1 – Election of Directors

Each of the eleven nominees for director was duly elected by the Partnership’s unitholders, with votes as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
William G. Bardel	119,420,376	96,121	18,308,209
Carin M. Barth	119,445,829	70,668	18,308,209
Thomas L. Carter, Jr.	119,434,669	81,828	18,308,209
D. Mark DeWalch	119,443,528	72,969	18,308,209
Ricky J. Haeflinger	119,446,554	69,943	18,308,209
Jerry V. Kyle, Jr.	119,446,454	70,043	18,308,209
Michael C. Linn	119,390,925	125,572	18,308,209
John H. Longmaid	119,420,376	96,121	18,308,209
William N. Mathis	118,338,572	1,177,925	18,308,209
William E. Randall	119,446,154	70,343	18,308,209
Alexander D. Stuart	119,421,910	94,587	18,308,209
Allison K. Thacker	119,443,828	72,669	18,308,209

Proposal 2 – Ratification of Appointment of the Partnership’s Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Partnership’s independent registered public accounting firm for the year ending December 31, 2018 was ratified by the Partnership’s unitholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
137,789,079	22,946	12,681	—

Proposal 3 – Approval, on a Non-binding Advisory Basis, of the Compensation of the General Partner’s Named Executive Officers

The compensation of the General Partner’s named executive officers for the fiscal year ended December 31, 2017 was approved, on a non-binding advisory basis, by the Partnership’s unitholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
115,822,831	201,287	3,492,379	18,308,209

Proposal 4 – Approval, on a Non-binding Advisory Basis, of the Preferred Frequency of Advisory Votes on Executive Compensation

The frequency of advisory votes on executive compensation to occur every year was approved, on a non-binding advisory basis, by the Partnership’s unitholders, with votes as follows:

Votes For Every One Year	Votes For Every Two Years	Votes For Every Three Years	Votes Abstain	Broker Non-Vote
117,799,643	118,728	887,956	710,170	18,308,209

Based on the voting results for this proposal, the Partnership determined that a non-binding, advisory vote to approve the compensation of the General Partner’s named executive officers will be conducted every year, until the next advisory vote on this matter is held.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C., its general partner

Date: June 20, 2018	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel, and Corporate Secretary